NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” HAVE BEEN OMITTED FROM THIS EXHIBIT AS THESE PORTIONS ARE NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED.

Exhibit 10.1

SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED
INVENTORY FINANCING AGREEMENT, FIFTH AMENDED AND RESTATED

PROGRAM TERMS LETTER, AND FOURTH AMENDED AND RESTATED

[****]

THIS SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED INVENTORY FINANCING AGREEMENT, FIFTH AMENDED AND RESTATED PROGRAM TERMS LETTER, AND FOURTH AMENDED AND RESTATED [****] (this “Amendment”) dated as of November 8, 2019, is made to that certain FOURTH AMENDED AND RESTATED INVENTORY FINANCING AGREEMENT (as amended, supplemented, restated or modified, the “IFA”) by and among WELLS FARGO COMMERCIAL DISTRIBUTION FINANCE, LLC (“CDF”) as Agent (in such capacity as agent, the “Agent”) for the several financial institutions that may from time to time become party thereto (collectively, “Lenders,” and individually, each a “Lender”) and Dealers that may from time to time become party thereto (collectively, “Dealers” and individually, each a “Dealer”) and for itself as a Lender, and such Lenders, FIFTH AMENDED AND RESTATED  PROGRAM TERMS LETTER (as amended, restated, supplemented or otherwise modified from time to time, the “PTL”) by and among CDF and Dealers, and FOURTH AMENDED AND RESTATED [****] (as amended, restated, supplemented or otherwise modified from time to time, the “[****],” and together with the IFA and PTL, the “Agreements”) by and among Agent and Existing Dealers (as defined below), each dated as of October 26, 2018. All capitalized terms not otherwise defined in this Amendment shall have the respective meanings assigned to them in the IFA.

Recitals

A.Agent, Lenders and Dealers desire to make certain amendments to the Agreements in accordance with the terms and conditions of this Amendment.

Agreement

NOW, THEREFORE, in consideration of the premises and of the mutual promises contained herein and in the Agreement the receipt and sufficiency of which is hereby acknowledged, Agent and Dealers agree as follows:

1.IFA Amendments:

a.The defined term “Maximum Aggregate Credit Amount” in Section 1 of the IFA is hereby deleted in its entirety and replaced with the following:

“Maximum Aggregate Credit Amount” means an aggregate total of four hundred forty million dollars ($440,000,000.00).

b.The defined term “Settlement Date” in Section 1 of the IFA is hereby amended to replace the term “Settlement Date” with the term “Reporting Date” and each reference to Settlement Date in the IFA is hereby deemed to be a reference to Reporting Date.

c.The following clause (xi) is added to Section 2(a) of the IFA:

“(xi)Agent may, in its Permitted Discretion, adjust any advance rates for any Vendor that is not an Approved Vendor, provided that, with respect to a Vendor that was previously an Approved Vendor and is no longer an Approved Vendor (including, for the avoidance of doubt, Azimut-Benetti S.p.A., but excluding the Benetti brand), if (A) Dealers’ Tangible Net Worth is greater than two hundred fifty million dollars ($250,000,000.00) and (B) Dealers’ Liquidity exceeds twenty five million dollars ($25,000,000.00) (clauses (A) and (B), collectively, the “Advance Adjustment Criteria”), such adjustment shall not decrease any such advance rate by more than ten percentage points.  “Liquidity” shall be defined as (Y) Dealers’ unrestricted cash plus (Z) the lesser of (1) the Pre-Owned Inventory Sublimit (as defined below) or (2) (a) the Specific Pre-Owned Sublimit (as defined below) less the total amount of Loans outstanding with respect to pre-owned inventory with applicable valuations of seven hundred fifty thousand dollars ($750,000.00) or more plus (b) borrowing base availability (as calculated on the most recent borrowing base certificate delivered to Agent pursuant to the terms of the Program Terms Letter).

d.Section 2(b) of the IFA is hereby deleted in its entirety and replaced with the following:

“(b)Pre-Owned Inventory Advances and Sublimits.  Subject to the overall Maximum Aggregate Credit Amount set forth above and the terms and conditions of this Agreement, on and after the Closing Date, Lenders severally and not jointly may make Loans to Dealers with respect to pre-owned units of inventory; provided that such cash advances shall not exceed the Pre-Owned Inventory Sublimit and must comply with the pre-owned inventory advance terms set forth herein.  Regardless of the amount of credit available to Dealers under the Maximum Aggregate Credit Amount hereunder, the total amount of Loans outstanding with respect to used or pre-owned inventory shall not exceed forty-five million dollars ($45,000,000.00) (the “Pre-Owned Inventory Sublimit”).  Within such Pre-Owned Inventory Sublimit, (i) any Loans with respect to units with applicable valuations of seven hundred fifty thousand dollars ($750,000.00) or more shall require unit specific documentation (including an advance request form), (ii) no more than thirty-five million dollars ($35,000,000.00) of such Pre-Owned Inventory Sublimit shall be used by Dealers to finance pre-owned inventory with applicable valuations of less than seven hundred fifty thousand dollars ($750,000.00) (the “Other Pre-Owned Sublimit”), and (iii) no more than twenty million dollars ($20,000,000.00) of such Pre-Owned Inventory Sublimit shall be used by Dealers to finance pre-owned inventory with applicable valuations of seven hundred fifty thousand dollars ($750,000.00) or more (the “Specific Pre-Owned Sublimit”).”

e.Section 2(c) of the IFA is hereby deleted in its entirety and replaced with the following:

“(c)Advance Rates; Approvals.  The advance rates with respect to pre-owned inventory as well as additional details of the financing program are set forth in the Program Terms Letter, the terms of which are incorporated herein by this reference. Upon thirty (30) days’ notice to Dealers, Agent may adjust the advance rates set forth in the Program Terms Letter (i) for Approved Vendors as provided in Section 2(a)(x) and (ii) for all other Vendors as provided in Section 2(a)(xi).  This Agreement concerns the extension of credit, and not the provision of goods or services.  An “Approval” shall be defined as Agent’s indication to a Vendor that the Lenders will provide financing to Dealers with respect to a particular Invoice or Invoices.”

f.Section 3(a) of the IFA is hereby amended by adding the following to the end of such section:

“Notwithstanding anything to the contrary contained herein, including without limitation the provisions of Section 17 hereof, without the consent of Lenders, CDF may change any aspect or portion of any Transaction Statement at any time, provided that such change is not inconsistent with the terms and conditions of this Agreement.”

g.Section 6(b)(viii) of the IFA is hereby deleted in its entirety and replaced with the following:

“(viii)upon Agent’s request, (i) at any time the aggregate Obligations with respect to any Collateral or Dealer located in Ohio exceeds twelve million dollars ($12,000,000.00), deliver to Agent immediately upon such request (and Agent may retain) each certificate of title or statement of origin issued for such Collateral and (ii) at any time during the continuance of a Default, deliver to Agent immediately upon such request (and Agent may retain) each certificate of title or statement of origin issued for Collateral financed by any one or more Lenders;”

h.Section 6(d)(iv) of the IFA is hereby deleted in its entirety and replaced with the following:

“(iv)change the nature of its business in any material manner or its legal structure or be a party to a merger or consolidation (other than a merger or consolidation of a Dealer with or into another Dealer), divide itself pursuant to Section 18-217 of the Delaware Limited Liability Company Act or any similar law or statute or change its type of organization, its jurisdiction of incorporation or organization, or its organizational identification number, if any, or acquire any Person (an “Acquired Person”) or a substantial portion of the assets of any Person (“Acquired Assets”), except that Dealers may acquire an Acquired Person or Acquired Assets, if (A) Dealers provide Agent with thirty (30) days’ prior written notice of such acquisition, accompanied by a certificate of Dealers’ chief financial officer that such acquisition complies with the conditions of this Section 6(d)(iv) and copies of pro forma financial statements and projections giving effect to such acquisition, (B) immediately after any such acquisition of an Acquired Person, such Acquired Person becomes a party to this Agreement as a Dealer by executing and delivering to Agent such documents and agreements as Agent may reasonably require, at Dealers’ cost and expense, (C) immediately after any such acquisition of Acquired Assets, Agent shall continue to have, on behalf of Lenders a first-priority perfected security interest in such Acquired Assets that constitute “Collateral” (as defined herein) and the other Collateral, (D) at the time of such acquisition and after giving effect thereto, neither a Default nor an event which, with the giving of notice, the passage of time, or both, would result in a Default, shall have occurred and be continuing, (E) before and after giving effect to such acquisition, as illustrated by the pro forma financial statements and projections provided to Agent pursuant to clause (A) above, Dealers shall be in compliance with the financial covenants set forth in Section 6(c) as of the most recently ended fiscal quarter and the next four fiscal quarters ending after such acquisition, (F) the total acquisition cost of such Acquired Person or Acquired Assets (including, without limitation, acquired inventory) shall not exceed ten million dollars ($10,000,000) individually or twenty-five million dollars ($25,000,000) in the aggregate in any rolling twelve-month period for all such Acquired Persons and Acquired Assets, collectively; provided, however, if such acquisition does not comply with this clause (F), then Agent shall not unreasonably withhold its consent to such acquisition, and (G) at the time of such acquisition, Availability shall be at least five million dollars ($5,000,000) and the sum of Dealers’ cash, plus the balance of the [****] (as defined in the [****] Agreement), plus Availability shall be at least fifteen million dollars ($15,000,000); provided, however, that notwithstanding anything in this Section to the contrary, MarineMax Vacations, Ltd. shall not be required to become a party to this Agreement as a Dealer;”

i.Section 8(d) of the IFA is hereby deleted in its entirety and replaced with the following:

“(d) within thirty (30) days after Dealers’ year-end, Dealers’ financial projections for the next fiscal year on a consolidated basis;”

j.Section 8(g) of the IFA is hereby deleted in its entirety and replaced with the following:

“(g) concurrently with the delivery of the financial statements required to be delivered under clauses (a) and (b), above, a trigger compliance and advance adjustment criteria certificate in the form attached hereto as Exhibit G (the “Trigger Compliance and Advance Adjustment Criteria Certificate”), setting forth a calculation of Fixed Charge Coverage Ratio and  TTM EBITDA (each as defined in the Program Terms Letter), Tangible Net Worth and the Advance Adjustment Criteria, executed by an officer of Dealers.”

k.The following clause (d) is hereby added to Section 17 of the IFA:

“(d)Notwithstanding the foregoing, Agent, with the consent of the Dealers, may amend, modify or supplement any Loan Document without the consent of any Lender or the Required Lenders in order to correct, amend or cure any inconsistency or defect or correct any typographical error or other manifest error in any Loan Document, and such amendment, modification or supplement shall become effective without any further action or consent of any other party to any Loan Document if the same is not objected to in writing by the Required Lenders within five Business Days following receipt of notice thereof.  Furthermore, notwithstanding anything to the contrary herein, with the consent of Agent at the request of the Dealers (without the need to obtain any consent of any Lender), any Loan Document may be amended to add terms that are favorable to the Lenders (as reasonably determined by Agent).”

l.Section 19 of the IFA is hereby deleted in its entirety and replaced with the following:

“19.Term and Termination.  Unless sooner terminated as provided in this Agreement, the term of this Agreement shall commence on the date hereof and continue until October 30, 2022 and, if Agent provides written notice to Dealers of Agent’s intent to renew the current term at least (ninety) 90 days prior to the end of the then current term, at Agent’s election, subject to Section 17(a)(ii) above, the term of this Agreement shall automatically renew for up to two successive one year periods thereafter.  Upon termination of this Agreement, all Obligations shall become immediately due and payable without notice or demand.  Upon any termination, Dealers shall remain fully and jointly and severally liable to each Lender for all Obligations owed to such Lender, including without limitation all fees, expenses and charges, arising prior to or after termination, and each Lender’s rights and remedies and security interest, if any, shall continue until all Obligations to such Lender hereunder are paid and all obligations of Dealers are performed in full.  All waivers and indemnifications in Agent’s and each Lender’s favor, and the agreement to arbitrate, set forth in this Agreement will survive any termination of this Agreement.”

m.Exhibits A, C, E and G of the IFA are hereby deleted in their entirety and replaced with Exhibits A, C, E and G attached hereto.

2.PTL Amendments:

a.The second paragraph under the section entitled “Advance Request” is hereby deleted in its entirety and replaced with the following:

“In addition, each advance with respect to any advance request for Aquila brand inventory, Ocean Alexander brand inventory, Galeon brand inventory or Benetti brand inventory shall be requested as follows and accompanied by the following documentation for each item of such inventory:

(a)Each advance request for Aquila brand inventory, Galeon brand inventory or Benetti brand inventory shall be requested within fifteen (15) Business Days of clearing United States Customs

(b)Each advance request for Ocean Alexander brand inventory shall be requested within the earlier of:

(i) fifteen (15) Business Days following payment in full to Alexander Marine Company, Ltd, or

(ii) delivery of the inventory to Dealer

(c)A copy of the original invoice from:

(i)  Sino Eagle Yacht Co., Ltd. for Aquila brand inventory

(ii) Alexander Marine Company, Ltd. for Ocean Alexander brand inventory

(iii) Galeon, LLP for  Galeon brand inventory

(iv) Azimut-Benetti S.p.A for Benetti brand inventory

(d)Either a Manufacturer’s Statement of Origin (MSO) or Builder’s  Certificate

(e)Evidence that each such item of inventory has cleared United States Customs

(f)Evidence that MarineMax has paid:

(i) Sino Eagle Yacht Co., Ltd. in full for each such item of Aquila brand inventory,

(ii) Alexander Marine Company, Ltd. in full for each such item of Ocean Alexander brand inventory

(iii) Galeon, LLP.  in full for each such item of Galeon brand inventory

(iv) Azimut-Benetti S.p.A in full for each such item of  Benetti brand inventory”

b.The first paragraph under the section entitled “Floorplan Advance Rate” is hereby deleted in its entirety and replaced with the following:

“For new inventory (excluding Azimut brand new inventory (for the avoidance of doubt, when used herein, the term “Azimut brand new inventory” and “Azimut brand inventory” shall not include Benetti brand inventory), Benetti brand new inventory, Aquila brand new inventory, Ocean Alexander brand new inventory, and Galeon brand new inventory), 100% of invoice amount, including freight (if included on original invoice), subject to Availability.”

c.The following paragraph is added to the section entitled “Floorplan Advance Rate” of the PTL:

“For Benetti brand new inventory: 60% of invoice amount for all inventory subject to a maximum of [****] in the aggregate advanced at any one time, and further subject to Availability.  Notwithstanding the foregoing, with respect to that certain 125 ft. Benetti unit (the “Benetti Unit”) to be financed by Lenders, the following conditions shall apply:  (a) the maximum amount Lenders shall fund with respect to such Benetti Unit shall be 50% of the invoice amount of such Benetti Unit and (b) prior to any such funding, Agent shall have received evidence in form and substance acceptable to Agent that Dealer owns such Benetti Unit free and clear of all Liens, including any Liens of the Azimut-Benetti S.p.A.”

d.Clause (i)(b)(2) of the definition of “Availability” in the section entitled “Floorplan Advance Rate” of the PTL is hereby deleted in its entirety and replaced with the following:

“(2) if the Fixed Charge Coverage ratio is less than 1.2x or TTM EBITDA is less than [****], in each case as shown on the most recent Trigger Compliance Certificate delivered pursuant to Section 8(g) of the Inventory Financing Agreement, 100% of Total Eligible Inventory shown on the most recent inventory certificate, less the lesser of (x) [****] and (y) 10% of Total Eligible Inventory shown on such inventory certificate (such lesser amount, the “Collateral Block”) ((b)(1) or (2), as applicable, the “Net Eligible Inventory Amount”),”

e.The first two paragraphs under the section entitled “Concentration Limits” are hereby deleted in their entirety and replaced with the following:

“If the number of units of inventory (new and pre-owned) financed by any one or more Lenders which are not Pre-Sold and which have an Outstanding Amount > $250,000.00 exceeds [****] of total number of units of inventory financed by such Lender or Lenders, then immediate payment shall be required and applied to the oldest units of such inventory financed by such Lender or Lenders to the extent required to reduce the number of such units to [****] or less.  “Outstanding Amount” means the outstanding amount financed by any one or more Lenders for such unit, minus any portion of the Required Amount (as defined in the [****]) funded to the [****] with respect to curtailments for such unit.  For purposes of determining the concentration limits, units of inventory financed by any one or more Lenders shall include, without limitation, each unit of pre-owned inventory with a valuation < $750,000.00 identified on the current borrowing base certificate.

If the units of inventory (new and pre-owned) financed by any one or more Lenders which are not Pre-Sold and which have an Outstanding Amount > $750,000.00 exceed [****] in the aggregate (of which no more [****] in the aggregate may be Azimut brand and no more than [****] in the aggregate may be Benetti brand), then immediate payment shall be required and applied to the oldest units of such inventory financed by such Lender or Lenders to the extent required to reduce the Outstanding Amount to [****] or less for such inventory (and [****] or less for Azimut brand inventory and [****] or less for Benetti brand inventory).  In no event shall any one or more Lenders finance more than the greater of [****] units or [****] of such inventory that exceeds 72 ft., and which are not Pre-Sold.”

f.Exhibits A, B and C of the PTL are hereby deleted in their entirety and replaced with Exhibits A, B and C attached hereto.

3.[****] Amendments:

a.[****]

4.

Release. In consideration of the agreements of Agent contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Dealer (collectively, the “Releasors”), on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and each Lender, each of their successors and assigns, each of their respective affiliates, and their respective affiliates’ present and former shareholders, members, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, Lenders and all such other Persons being hereinafter referred to collectively as the “Releasees,” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually a “Claim” and collectively, “Claims”) of every name and nature, either known or unknown, both at law and in equity, which Releasors, or any of them, or any of their successors, assigns or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the date hereof, including, without limitation, for or on the account of, or in relation to, or in any way in connection with the IFA, the other Agreements, any other Loan Document or any of other agreement, document, or instrument related thereto or transactions thereunder or related thereto.

5.	References. Each reference in the Agreements and the Loan Documents to the Agreements shall be deemed to refer to the Agreements as amended by this Amendment.

6.

Ratification.  Dealers hereby ratify and confirm the Agreements, as amended hereby, and each other Loan Document executed by such Dealer in all respects. All terms and provisions of the Agreements not specifically amended by this Amendment shall remain unchanged and in full force and effect.

7.

Conditions Precedent to Effectiveness of Amendment.  This Amendment shall not be effective unless and until each of the following conditions precedent has been satisfied or waived in the sole and absolute discretion of Agent:

a.	Agent shall have received this Amendment, duly executed by each of the parties hereto.

b.

Agent shall have reimbursed Agent for all of its costs and expenses incurred in connection with this Amendment and all documents related hereto in accordance with the provisions of Section 15 of the IFA.

c.	Agent shall have received an opinion of counsel from counsel to Dealers (other than Fraser Yachts California, Inc. (“Fraser Yachts”)) in form and substance acceptable to Agent.

d.

Agent shall have received a certificate of each Dealer (other than Fraser Yachts) certifying as to (A) all corporate actions taken and consents made by Dealers to authorize the transactions provided for or contemplated under this Amendment and the execution, delivery and performance of the Loan Documents to which they are a party; (B) the names of the officers or employees of each Dealer authorized to sign the Loan Documents to which they are a party, together with a sample of the true signature of each such Person (Agent may conclusively rely on such certificates until formally advised by a like certificate of any changes therein) and (C) the Certificate or Articles of Organization or Formation and Operating Agreement or Bylaws  of each Dealer as restated or amended to the date of this Amendment and (D) certificates of good standing for each Dealer in the jurisdiction of its establishment.

8.

Post-Closing Covenant.  Within ninety (90) days of the date hereof, Agent shall have received: (A) an opinion of counsel from counsel to Fraser Yachts, (B) a ratification agreement executed by Fraser Yachts, and (C) a certificate certifying as to the items set forth in Section 7(d)(A) – (D), above, in each case in form and substance acceptable to Agent.  Breach of this covenant shall constitute a Default as defined under the IFA.

9.	Assignment. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their participants, successors and assigns.

10.

Counterparts. This Amendment may be executed in any number of counterparts, each of which counterparts, once they are executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same agreement.  This Amendment may be executed by any party to this Amendment by original signature, facsimile and/or electronic signature.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

DEALERS:

MARINEMAX, INC., a Florida corporation

By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	Executive Vice President, Chief Financial Officer, Secretary,
MARINEMAX EAST, INC., a Delaware corporation

By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	President, Secretary, Treasurer
MARINEMAX SERVICES, INC., a Delaware corporation

By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	Vice President, Secretary, Treasurer

MARINEMAX NORTHEAST, LLC, a Delaware limited liability company By: MARINEMAX EAST, INC. the sole member of MarineMax Northeast, LLC

By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	President, Secretary, Treasurer

[Signature Page to Second Amendment to IFA, PTL, and [****]]

BOATING GEAR CENTER, LLC a Delaware limited liability company By: MARINEMAX EAST, INC., the sole member of Boating Gear Center, LLC

By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	President, Secretary, Treasurer

US LIQUIDATORS, LLC
a Delaware limited liability company By: MARINEMAX, INC. the sole member of US Liquidators, LLC
By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	Executive Vice President, Chief Financial Officer, Secretary,

MY WEB SERVICES, LLC,

a Delaware limited liability company

By: MARINEMAX EAST, INC., the sole member of My Web Services, LLC

By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	President, Secretary and Treasurer,

MARINEMAX CHARTER SERVICES, LLC,

a Delaware limited liability company

By: MARINEMAX EAST, INC., the sole member of MarineMax Charter Services, LLC

By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	President, Secretary, Treasurer

[Signature Page to Second Amendment to IFA, PTL, and [****]]

NEWCOAST FINANCIAL SERVICES, LLC,
a Delaware limited liability company By: MARINEMAX EAST, INC. the sole member of Newcoast Financial Services, LLC
By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	President, Secretary, Treasurer

[****],

a Florida limited liability company

By: MY WEB SERVICES, LLC,

       the sole member of [****]

By: MARINEMAX EAST, INC., the sole member of My Web Services, LLC

By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	President, Secretary and Treasurer
Tax ID:	27-4689836
Org. ID (if any): 4933499

GULFPORT MARINA, LLC,

a Delaware limited liability company

By: MARINEMAX EAST, INC., the sole member of Gulfport Marina, LLC

By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	President, Secretary and Treasurer
Tax ID:	27-4689836
Org. ID (if any): 4933499

[Signature Page to Second Amendment to IFA, PTL, and [****]]

FWW, LLC,
a Florida limited liability company By: MARINEMAX EAST, INC. the sole member of FWW, LLC
By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	President, Secretary, Treasurer

FRASER YACHTS FLORIDA, INC.,
a Florida corporation
By:	/s/ Jeanne Bruss
Print Name:	Jeanne Bruss
Title:	Secretary

FRASER YACHTS CALIFORNIA, INC.,
a California corporation
By:	/s/ Jeanne Bruss
Print Name:	Jeanne Bruss
Title:	Secretary

[Signature Page to Second Amendment to IFA, PTL, and [****]]

AGENT AND LENDER:

WELLS FARGO COMMERCIAL DISTRIBUTION FINANCE, LLC

By:	/s/ Thomas M. Adamski
Print Name:	Thomas M. Adamski
Title:	Duly Authorized Signatory

LENDERS:

BANK OF THE WEST, INC.

By:	/s/ Tim McKevitt
Print Name:	Tim McKevitt
Title:	VP – Relationship Manager
M&T BANK

By:	/s/ Brendan Kelly
Print Name:	Brendan Kelly
Title:	VP

BRANCH BANKING AND TRUST COMPANY
By:	/s/ David Miller
Print Name:	David Miller
Title:	VP

[Signature Page to Secondt Amendment to IFA, PTL, and [****]]

Exhibit A to IFA

Existing Approved Vendors

Vendor	Brand
BRUNSWICK CORPORATION	BAYLINER BOSTON WHALER HARRIS FLOTEBOTE MERCURY SEA RAY
CREST MARINE LLC	CREST
GRADY-WHITE BOATS, INC.	GRADY-WHITE
MASTERCRAFT BOAT COMPANY, LLC	AVIARA MASTERCRAFT
NAUTIC STAR, LLC	NAUTICSTAR
NAUTIQUE BOAT COMPANY, INC.	SKI NAUTIQUE
PONTOON BOAT, LLC	BENNINGTON
REC BOAT HOLDINGS, LLC	SCARAB
SEMINOLE MARINE, INC.	SAILFISH
SCOUT BOATS, INC.	SCOUT
SPORTSMAN BOATS MANUFACTURING, INC.	SPORTSMAN
TIGE BOATS, INC.	TIGE
WELLCRAFT, LLC	WELLCRAFT

Trailer Vendors
EZ LOADER CUSTOM BOAT TRAILERS, INC. EZ LOADER BOAT TRAILERS, INC.	EZ LOADER
MAGIC TILT TRAILERS, INC.	MAGIC TILT
MCCLAIN TRAILERS, INC.	MCCLAIN
VENTURE TRAILERS, INC.	VENTURE

Exhibit C to IFA

Permitted Locations

Location Name	Lot Code	Address Line 1	City	State	Zip Code	Phone Numbers
MarineMax Gulf Shores Parkway	OB	3829 Gulf Shores Parkway	Gulf Shores	AL	36542	251-981-1113
MarineMax Norwalk	CT1	130 Water Street	Norwalk	CT	06854	888-254-1796
MarineMax Connecticut	CT2	627 Boston Post Road	Westbrook	CT	06498	860-399-5581
MarineMax Brevard (Cocoa)	BVD	1410 King Street	Cocoa	FL	32922	321-636-3142
MarineMax Sarasota Retail Sales	CIT	1601 Ken Thompson Parkway	Sarasota	FL	34236	941-388-4411
MarineMax Clearwater	CW	18025 US 19 North	Clearwater	FL	33764	727-536-2628
MarineMax Jacksonville Beach	FL3	2079 Beach Boulevard	Jacksonville Beach	FL	32250	904-338-9970
MarineMax Panama City	FL7	3605 Thomas Drive	Panama City Beach	FL	32408	850-234-6533
MarineMax Ft Myers	FT	14070 McGregor Boulevard	Fort Myers	FL	33919	239-481-8200
MarineMax Ft Myers	FT	14030 McGregor Boulevard	Fort Myers	FL	33919	239-454-2628
MarineMax Ft Lauderdale	HAT	2301 SE 17th Street, Pier 66 Marina	Fort Lauderdale	FL	33316	954-779-1905
MarineMax Pensacola	KM	1901 Cypress Street	Pensacola	FL	32502	850-477-1112
MarineMax Miami	MIA	700 NE 79th Street	Miami	FL	33138	305-758-5786
MarineMax - Miami Service	MIA	840 NE 78th Street	Miami	FL	33138	305-758-5786
Corporate Headquarters	MM	2600 McCormick Drive, Suite 200	Clearwater	FL	33759	727-531-1700
MarineMax St Petersburg Yacht and Service Center	MYSC	6810 Gulfport Boulevard	South Pasadena	FL	33707	727-343-6520
MarineMax Dania Beach	MYSD	490 Taylor Lane	Dania Beach	Fl	33004	954-926-0309
MarineMax Naples Retail Sales	NAP	1146 6th Avenue South	Naples	FL	34102	239-262-1000
MarineMax Palm Beach	NPB	2385 PGA Boulevard	Palm Beach Gardens	FL	33410	561-694-5815
MarineMax of Orlando	OLN	455 S Lake Destiny Road	Orlando	FL	32810	407-660-2628
MarineMax Ocean Reef	ORC	2 Fishing Village Drive	Key Largo	FL	33037	305-367-3969
MarineMax Cape Haze (Palm Island)	PMI	7090 Placida Road	Cape Haze	FL	33946	941-697-2161
MarineMax Pompano Beach Retail Sales	POM	700 South Federal Highway	Pompano Beach	FL	33062	954-783-9555
MarineMax Pompano Yacht Center	PYC	750 South Federal Highway	Pompano Beach	FL	33062	954-618-0440
MarineMax Stuart Sales and Service	STU	2370 SW Palm City Road	Stuart	FL	34994	772-287-4495

MarineMax Venice Retail Sales	VEN	1485 S Tamiami Trail	Venice	FL	34285	941-485-3388
MarineMax Cumming	SM2	1860 Bald Ridge Marine Road	Cumming	GA	30041	770-781-9370
MarineMax Danvers	NE2	10 Hutchinson Drive	Danvers	MA	01923	781-395-0050
MarineMax Baltimore Yacht Sales and Service Center	MD4	1800 S Clinton Street	Baltimore	MD	21224	410-732-1260
MarineMax Bayport	CMB	200 Fifth Avenue South	Bayport	MN	55003	651-351-9621
MarineMax Rogers	CMR	20300 County Road 81, PO Box 250	Rogers	MN	55374	763-428-4126
MarineMax Excelsior	CMZ	141 Minnetonka Boulevard	Excelsior	MN	55331	952-346-4857
MarineMax Lake Ozark	LOZ	3070 Bagnell Dam Boulevard	Lake Ozark	MO	65049	573-365-5382
MarineMax Osage Beach	MCP	4543 Osage Beach Parkway	Osage Beach	MO	65065	573-348-1299
MarineMax Southport Marina	NC6	606 West Street, Suite 107	Southport	NC	28461	201-515-4122
MarineMax Wrightsville Beach	SB	130 Short Street	Wrightsville Beach	NC	28480	910-256-8100
MarineMax Brick	BNJ	1500 Riverside Drive	Brick	NJ	08724	732-840-2100
MarineMax Lake Hopatcong	HOP	134 Espanong Road	Lake Hopatcong	NJ	07849	973-663-2045
MarineMax Brant Beach Service	MBB	20 W 44th Street	Brant Beach	NJ	08008	609-494-2838
MarineMax Ship Bottom	MLB	214 W 9th Street	Ship Bottom	NJ	08008	609-494-2102
MarineMax Mays Landing Service	MML	1201 Somers Point, Route 559	Egg Harbor	NJ	08234	609-625-1099
MarineMax Somers Point	MSP	600 Bay Avenue	Somers Point	NJ	08244	609-926-0600
MarineMax Huntington	NY5	155 West Shore Road	Huntington	NY	11743	631-424-2710
MarineMax Manhattan	NY6	Chelsea Piers, Pier 59, 23rd Street and the Hudson River	New York	NY	10011	212-336-7873
MarineMax Catawba Island	TCM	1991 NE Catawba Road	Port Clinton	OH	43452	419-797-4492
MarineMax Wakefield	NE3	362 Pond Street	Wakefield	RI	2879	781-875-3619
MarineMax Newport	RI1	10 Bowen's Wharf	Newport	RI	2840	401-849-2243
MarineMax Lewisville/Dallas	DAL	1490 N Stemmons Freeway	Lewisville	TX	75067	972-436-9979
MarineMax Lewisville Yachts and Service	LLV	1481 E Hill Park Road	Lewisville	TX	75056	972-436-9979
MarineMax Lake Texoma	LTX	120 Texoma Harbor Drive	Pottsboro	TX	75076	972-436-9979
MarineMax Seabrook	NAS	3001 NASA Parkway	Seabrook	TX	77586	281-326-4224
MarineMax Lake Wylie	HM2	310 Blucher Circle	Lake Wylie	SC	29710	803-831-2101
MarineMax Thunderbolt	HM7	3518 Old Tybee Road	Thunderbolt	GA	31410	912-897-9881

MarineMax Thunderbolt	HM7	188 Old Tybee Road	Thunderbolt	GA	31410	912-897-9881
MarineMax Cornelius	HM1	9209 Westmoreland Road	Cornelius	NC	28031	704-892-9676
MarineMax Greenville	HM3	14 Burty Road	Greenville	SC	29605	864-236-9005
MarineMax Charleston	HM5	142 Sportsman's Island Drive	Charleston	SC	29492	843-747-1889
MarineMax Island Marine Center	IM1	2602 Shore Rd (Rte 9)	Ocean View	NJ	08230	609-624-1117
MarineMax Boston	NE1	64 Washington St	Quincy	MA	02169	617-288-1000
MarineMax Miami Beach Marina	MIB	300 Alton Rd	Miami Beach	FL	33139	305-921-0002
Catawba Isand Club	TCM	4235 East Beachclub Rd	Port Clinton	OH	43452	419-797-4492
MarineMax North Somers Point	IM1	7 Kapella Ave	Somers Point	NJ	08244	609-926-0600
MarineMax Grand Lake	GLC	28251 S 561 Road	Monkey Island	OK	74331	918-782-3277
MarineMax Grand Lake	GLC	56300 E 280 Rd	Monkey Island	OK	74331	918-782-3277
MarineMax Fort Walton Beach	FWB	6-22 Miracle Strip Pkwy	Fort Walton Beach	FL	32548	850-760-0300
MarineMax Sail and Ski Center	SSA	12971 Research Blvd	Austin	TX	78750	512-258-0733
MarineMax Sail and Ski Center	SAN	141 Balcones North	San Antonio	TX	78201	210-734-8199
		16406 Stewart Rd	Austin	TX	78734
		5400 Hudson Bend Rd	Austin	TX	78734
		15911 Edwards Dr	Austin	TX	78734
MarineMax Sail and Ski Center	LBJ	15616 Stewart Rd	Lakeway	TX	78734	512-266-1515

EXHIBIT E to IFA

Lender’s Allocations and Ratable Share

Lender	Allocation	Ratable Share
CDF	$240,000,000	54.545454545%
Bank of the West, Inc.	$50,000,000	11.363636364%
M&T Bank	$115,000,000	26.136363636%
Branch Banking & Trust Company	$35,000,000	7.954545455%
TOTAL	$440,000,000	100.000000000%

EXHIBIT G to IFA

Trigger Compliance and Advance Adjustment Criteria Certificate

Calculations Based on period ended:	MM/DD/YY

	PYTD	FYE	CYTD	TTM
($000s)	MM/DD/YY	MM/DD/YY	MM/DD/YY	MM/DD/YY
net income				-
add back: taxes				-
add back: interest				-
add back: depreciation / amortization				-
add back: one-time acquisition costs				-
add back: non-cash stock-based compensation				-
less: non-recurring gains / non-cash items / tax credits				-
EBITDA				-
less: Capital Expenditures				-
EBITDA less Capital Expenditures				-

cash interest				-
scheduled principal payments
cash income taxes				-
dividends / distributions				-
Fixed Charges				-

FCCR				#DIV/0!

a) Consolidated Shareholders Equity of the Borrowers				-
Less: GAAP Intangibles
i) Goodwill				-
ii) Patents				-
iii) Trademarks				-
iv) Other Intangibles				-
b) Total Intangibles (I + ii + iii + iv)				-
c) Related accounts receivable and loans excluding allowed draws				-
d) Tangible Net Worth (a - b - c)				-

Net Income (cumulative, after 6/30/18)				-

multiply by 75%	-
plus: $200MM	200,000
Required TNW (greater of $200MM or 75% of cumulative NI + $200MM)	200,000

Specific Pre-Owned Sublimit	20,000
less: Outstanding pre-owned inventory with valuations >= $750M	-
Excess Available on Specific Pre-Owned Sublimit	20,000
plus: Borrowing Base Availability	-
Pre-owned Availability (lesser of i) $45MM or ii) Excess Available on Specific PO Sublimit + Borrowing Base Availability)	20,000
plus: Unrestricted cash
Liquidity	20,000

Collateral Block Triggers	Compliant?
EBITDA [****]	NO
FCCR [****]	#DIV/0!

advance adjustment trigger (re: Approved Vendors)	Compliant?
TNW [****]	NO

Advance Adjustment Criteria	Compliant?
TNW [****]	NO
Liquidity [****]	NO

MarineMax, Inc.
By: ___________________________________
Title: ___________________________________

Exhibit A to PTL

Advance Request Form

Wells Fargo Commercial Distribution Finance, LLC

10 S. Wacker Dr., 20th Floor

Chicago, IL 60606

Re:

Fourth Amended and Restated Inventory Financing Agreement, dated October 26, 2018, among MarineMax, Inc. (“Dealer Agent”), the other Dealers party thereto (collectively, together with Dealer Agent, “Dealers”) Wells Fargo Commercial Distribution Finance, LLC (in its individual capacity, “CDF”) as Agent (CDF, in such capacity as agent, is herein referred to as “Agent”) for the several financial institutions that are parties thereto or that may from time to time become party to thereto  (collectively, the “Lenders” and individually each a “Lender”) and for itself as a Lender, and such Lenders, as amended, modified, restated or replaced from time to time (the “Agreement”)

Ladies and Gentlemen:

The undersigned is agent for Dealers under the Agreement and as such is authorized to make and deliver this advance request (this “Request”) on behalf of Dealers pursuant to Section 1 of the Agreement.  All capitalized terms used, but not defined, herein have the meanings provided in the Agreement.

Dealers hereby request that Lenders make an advance on ________________, 20____ of $______________________ to Dealers under the terms of the Agreement with respect to the following (check one):

__________

pre-owned inventory units with applicable valuations of seven hundred fifty thousand dollars ($750,000.00) or more (“Specific Pre-Owned Items”), subject to the Pre-Owned Inventory Sublimit and Availability (as defined in the Agreement).

__________

pre-owned inventory units with applicable valuations of less than seven hundred fifty thousand dollars ($750,000.00) (“Other Pre-Owned Items”), subject to the Pre-Owned Inventory Sublimit and Availability.

__________

units of inventory (excluding used or pre-owned inventory) for which Dealers have previously made payments to Agent on behalf of Lenders (“Re-Advance Items”), subject to the Re-Advance Sublimit and Availability.

The undersigned hereby represents, warrants and certifies that, as of the date hereof,

(a)each representation and warranty made to Agent and Lenders by or on behalf of any Dealer is true and correct as of the date hereof, except to the extent that such representation or warranty expressly relates to an earlier date, in which event such representation or warranty was true and correct as of such earlier date;

(b)neither a Default nor any event which with the giving of notice, the passage of time or both would result in a Default has occurred and is continuing or would reasonably be expected to result after giving effect to the advance requested hereby [except _______ ______________________];

(c)after giving effect to the advance requested hereby, the aggregate outstanding amount of the Obligations (i) will not exceed the lesser of (I) the Maximum Aggregate Credit Amount minus the outstanding amount of Approvals and (II) the Net Eligible Inventory Amount minus the amount of any Reserves, (ii) with respect to pre-owned inventory will not exceed the Pre-Owned Inventory Sublimit, (iii) with respect to Specific Pre-Owned Items will not exceed the Specific Pre-Owned Sublimit, (iv) with respect to Other Pre-Owned Items will not exceed the Other Pre-Owned Sublimit, and (v) with respect to Re-Advance Items, will not exceed the Re-Advance Sublimit;

(d)if this Request relates to Specific Pre-Owned Items, Exhibit A hereto sets forth, for each Specific Pre-Owned Item, (i) the Dealer who owns such item, (ii) the location of such item, (iii) the year, make and model, serial number, engine model, horsepower and serial for such item, (iv) the NADA low wholesale value and the advance amount requested therefor, and (v) copies of the reports and documents listed on Exhibit A as “Required Documents”;

(e)if this Request relates to Other Pre-Owned Items, Exhibit B hereto sets forth (i) the date of the most recent borrowing base certificate and the borrowing base amount shown thereon, (ii) borrowing base availability as of the date hereof, and (ii) borrowing base availability after the advance request hereby;

(f)if this Request relates to Re-Advance Items, Exhibit C hereto sets forth (i) the specific Re-Advance Items supporting such advance, identified by manufacturer, original invoice number, and original invoice date and (ii) the original invoice amount, outstanding amount of Obligations with respect to such Re-Advance Item, and the re-advance amount requested therefor;

(g)each Specific Pre-Owned Item, Other Pre-Owned Item and Re-Advance Item, as applicable, is owned by the Dealer identified on the Exhibits attached hereto, free and clear of all Liens, and Agent holds a first and prior Lien on such Collateral as collateral agent for the Lenders pursuant to the Agreement, and such Collateral is in good saleable condition (normal wear and tear excepted); and

(h)The terms and conditions of the Agreement apply to this Request.

Executed this ____ day of _______________, _____.

MarineMax, Inc.,

a Florida corporation

By:

Its:

Typed Name:

Exhibit A to Advance Request Form

Specific Pre-Owned Items

RE:  USED       TRADE-IN           (CIRCLE ONE)

AGENT FOR DEALERS     MARINE MAX                           DEALER NUMBER____________

UNIT LOCATION  ___________________________________________________________________________

YEAR  ________MAKE/MODEL__________________________________________________

BOAT SERIAL NUMBER______________________________________________________________________

ENGINE MODEL, HORSEPOWER & SERIAL

NADA (ABOS or BUC) LOW WHOLESALE VALUE FOR BOAT & ENGINE $____________VALUE X        %

$_____________

DOLLAR AMOUNT OF USED/TRADE REQUEST TO BE ADVANCED $____________________

REQUIRED DOCUMENTS:

*Attach copy of customer contract for trade-in units/bill of sale and proof of payment for used units.

*Attach copy of completed Title Documents(front and rear) evidencing the boat is free and clear of all liens.

*Attach copy of survey/internal condition report

*Attach copy of internal valuation report

*Attach copy of Coast Guard documentation, abstract of title, and bill of sale

Specific Pre-Owned Sublimit$20,000,000 (1)

Outstanding Amount with Respect to Specific

Pre-Owned Items____________________(2)

Amount of Advance Requested

[not > $2,500,000.00]____________________(3)

Outstanding Amount with Respect to Specific Pre-Owned

After Requested Advance

[(2) + (3)]____________________(4)

Specific Pre-Owned Sublimit Availability After

Requested Advance

[(1) – (4)]____________________(5)

Pre-Owned Inventory Sublimit$45,000,000(6)

Outstanding Amount with Respect to Other Pre-Owned

Items ____________________(7)

Outstanding Amount with Respect to Specific Pre-Owned

Items and Other Pre-Owned Items After Requested Advance

[(5) + (7)]____________________(8)

Pre-Owned Inventory Sublimit Availability After

Requested Advance

[(6) – (8)]____________________(9)

Exhibit B to Advance Request Form

Other Pre-Owned Items

Borrowing Base Certificate Date   ____________________

Borrowing Base Amount____________________(1)

Other Pre-Owned Sublimit$35,000,000 (2)

Other Pre-Owned Line of Credit

[Lesser of (1) or (2)]____________________(3)

Outstanding Amount with Respect to Other Pre-Owned____________________(4)

Borrowing Base Availability (Payment Required)

[(3) - (4)]____________________(5)

Amount of Advance Requested____________________(6)

Outstanding Amount with Respect to Other Pre-Owned

After Requested Advance

[(4) + (6)]____________________(7)

Percentage of Borrowing Base Amount

[(7) / (1)] (must be ≤ 80% if certificate date not request

date and ≤ 100% if certificate date is request date) ____________________%(8)

Borrowing Base Availability After Requested Advance

[(1) – (7)]____________________(9)

Pre-Owned Inventory Sublimit$45,000,000(10)

Outstanding Amount with Respect to Specific Pre-Owned

Items ____________________(11)

Outstanding Amount with Respect to Specific Pre-Owned

Items and Other Pre-Owned Items After Requested Advance

[(7) + (11)]____________________(12)

Pre-Owned Inventory Sublimit Availability

[(10) – (12)]____________________(13)

Exhibit C to Advance Request Form

Re-Advance Items

DEALER NAME ______________________________________   DEALER NUMBER____________

UNIT LOCATION  __________________________________________________________________

MANUFACTURER _________________________________________________________________

BOAT SERIAL NUMBER ____________________________________________________________

BOAT MODEL& SERIAL_________________

ORIGINAL INVOICE NUMBER______________________________

ORIGINAL INVOICE DATE______________________________

ORIGINAL INVOICE AMOUNT______________________________

OUTSTANDING AMOUNT WITH

RESPECT TO RE-ADVANCE ITEM______________________________

RE-ADVANCE AMOUNT REQUESTED______________________________

Re-Advance Sublimit____________________ (1)

Re-Advance Amounts within prior 30 Days____________________(2)

Amount of Advance Requested____________________(3)

Re-Advance Amounts within prior 30 Days After

Requested Advance

[(2) + (3)]____________________(4)

Re-Advance Sublimit Availability After Requested

Advance

[(1) – (4)]____________________(5)

Exhibit B to PTL

Borrowing Base Certificate Form

Wells Fargo Commercial Distribution Finance LLC
Pre-Owned Inventory Borrowing Base Certificate

Agent for Dealers:	MarineMax, Inc.	Collateral Report Date:
Maximum Credit Amount:	$ 440,000,000.00	Certificate Date:
		Certificate Number:	2

Pre-owned Inventory with valuations < $750,000.00
Age of Collateral	Collateral Total	Advance Rate	Borrowing Base
0 - 180 days	$ -	75%	$ -
181 - 360 days	$ -	67%	$ -
361+ days	$ -	0%	$ -
Total	$ -		$ -

		Gross Borrowing Base	$ -

		Pre-owned Inventory Reserve (%)	0%

		Pre-owned Inventory Reserve ($)	$ -

		Net Eligible Collateral	$ -

		Other Pre-owned Sublimit	$ 35,000,000.00

	Pre-owned Inventory Line of Credit for valuations < $750,000.00	$ -

	Pre-owned Obligations Outstanding	$ -

Borrowing Base Availability (Payment Required)	$ -

This Monthly Inventory Certificate and supporting documentation (collectively, this "Certificate") is delivered in accordance with that certain Fourth Amended and Restated Inventory Financing Agreement (the "Agreement"; capitalized terms used herein and not otherwise defined shall have the same definition as set forth in the Agreement), dated October 26, 2018,  between Wells Fargo Commercial Distribution Finance LLC (f/k/a GE Commercial Distribution Finance LLC, as Agent and Lender ("Agent"), the other Lenders party thereto from time to time (along with Agent, the “Lenders”), MarineMax, Inc. (“MarineMax”) and the other Dealers party thereto (collectively, the "Dealers"), as from time to time amended. By executing this Certificate, MarineMax, individually and on behalf of the other Dealers, (a) represents and warrants to Agent and the Lenders that the information contained in this Certificate is true and correct in all material respects and that no Default has occurred, including, but not limited to, violation of any of the financial covenants contained in the Agreement, and (b) hereby ratifies, confirms and affirms all of the terms, conditions and provisions of the Agreement.

Agent:	MarineMax, Inc.

Signature:

Date:

Exhibit C to PTL Monthly Inventory Certificate Form [****]